UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2011

Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0001-33155	04-3444218
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

50 Old Webster Road

Oxford, Massachusetts 01540

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 10, 2011, IPG Photonics Corporation (the "Company") issued a press release announcing its preliminary results for the fourth fiscal quarter of 2010 ended December 31, 2010. This preliminary financial information reflects the extent of the Company's most current understanding of the financial results. GAAP financial results will be provided in the Company's fourth quarter and full year 2010 financial results press release scheduled for February 25, 2011. The financial information furnished in this Form 8-K has not yet been reviewed by the Company's independent registered public accountants and is subject to that review and change before filing the Form 10-K.

A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The Company’s management will be presenting on Friday, February 11, 2011, at Stifel Nicolaus’ 9th Annual Technology, Communications & Internet Conference at 8:00 a.m. PT/11:00 a.m. ET.  To access the live webcast, visit the “Investors” section of IPG’s website at www.ipgphotonics.com.

The information furnished in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of the Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release issued by IPG Photonics Corporation on February 10, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
February 10, 2011	By:	/s/ Timothy P.V. Mammen
Timothy P.V. Mammen
Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release issued by IPG Photonics Corporation on February 10, 2011.

Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Tim Mammen	David Calusdian
	Chief Financial Officer	Executive Vice President
	IPG Photonics Corporation	Sharon Merrill Associates, Inc.
	(508) 373-1100	(617) 542-5300

IPG Photonics Expects to Exceed Fourth-Quarter Guidance
for both Revenues and Earnings

Company Reports Broad-based Demand Strength Across Most
Geographies, End Markets and Product Categories

Volume and Business Model Leverage Drives Significant Increase in Profitability

Company Presentation at Stifel Nicolaus Technology & Telecom Conference
to be Webcast Live at 11:00 a.m. ET Friday, February 11

OXFORD, Mass., February 10, 2011 – IPG Photonics Corporation (NASDAQ: IPGP) today announced preliminary financial results for the fourth quarter ended December 31, 2010.  The Company expects sales for the fourth quarter of 2010 to be approximately $100 million compared with the previously guided range of $80 to $86 million, and earnings per diluted share to be in a range of $0.53 to $0.56 compared with previous guidance of between $0.30 and $0.35. For the fourth quarter of 2009, IPG reported sales of $54.3 million and earnings per share of $0.07.  As IPG Photonics’ year-end audit is not complete, these preliminary results are subject to adjustments from the audit.

“We expect to report more than 80% year-over-year growth in revenues and a seven-fold increase in earnings per share for the fourth quarter of 2010,” said Dr. Valentin Gapontsev, IPG Photonics’ Chief Executive Officer.  “Our exceptional sales performance this quarter was driven by broad-based demand strength.  Geographically, China and Europe were the stand-out performers for the quarter, although we experienced significant year-over-year sales increases across nearly all regions.  Materials processing, communications and advanced applications were the strongest end markets and high-power and pulsed lasers both reported triple-digit year-over-year growth.  Our expected bottom-line increase was due to the excellent leverage in our business model, resulting in further improvements in gross and operating margins.”

“We continue to see strong order flow into Q1 and expect the first quarter to show robust quarterly year-over-year revenue and earnings growth, even after taking into account historical seasonal patterns which typically result in lower sequential quarterly revenue in Q1.  We enter 2011 with great momentum and expect to continue to capitalize on the demand for our fiber lasers and benefit from the leverage in our business model,” concluded Gapontsev.

IPG Photonics expects to provide revenue and earnings per share guidance for the first quarter of 2011 when it announces its financial results for the fourth quarter and full year 2010 on Friday, February 25, 2011.

Chief Financial Officer, Tim Mammen, will be presenting at Stifel Nicolaus’ 9th Annual Technology, Communications & Internet Conference on Friday, February 11, 2011 at 8:00 a.m. PT/11:00 a.m. ET.  A live audio webcast of the presentation will be available through the “Investors” section of IPG’s website at www.ipgphotonics.com.  For those unable to listen to the live webcast, an archive of the presentation will be available on the Company’s website for approximately 90 days.

About IPG Photonics Corporation
IPG Photonics Corporation is the world leader in high-power fiber lasers and amplifiers.  Founded in 1990, IPG pioneered the development and commercialization of optical fiber-based lasers for use in a wide range of applications such as materials processing, advanced, telecommunications and medical.  Fiber lasers have revolutionized the industry by delivering superior performance, reliability and usability at a lower total cost of ownership compared with conventional lasers, allowing end users to increase productivity and decrease operating costs.  IPG has its headquarters in Oxford, Massachusetts, and has additional plants and offices throughout the world.  For more information, please visit www.ipgphotonics.com.

Safe Harbor Statement

Information and statements provided by the Company and its employees, including statements in this press release, that relate to future plans, events or performance are forward-looking statements.  These statements involve risks and uncertainties.  Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, the Company’s expectations for revenue and earnings per share for the fourth quarter of 2010 and its expectations for robust year-over-year revenue and earnings growth in the first quarter of 2011.  Factors that could cause actual results to differ materially include risks and uncertainties, including risks associated with the strength or weakness of the business conditions in industries and geographic markets that the Company serves, particularly the effect of economic downturns; reduction in customer capital expenditures; potential order cancellations and push-outs and financial and credit market issues; the Company’s ability to penetrate new applications for fiber lasers and increase market share; the rate of acceptance and penetration of IPG’s products; effective management of growth; level of fixed costs from its vertical integration; intellectual property infringement claims and litigation; interruption in supply of key components;  manufacturing risks; inventory write-downs; foreign currency fluctuations; competitive factors, including declining average selling prices; building and expanding field service and support operations; uncertainties pertaining to customer orders; demand for products and services; development of markets for the Company's products and services; and other risks identified in the Company's SEC filings.  Readers are encouraged to refer to the risk factors described in the Company's Annual Report on Form 10-K (filed with the SEC on March 12, 2009) and its periodic reports filed with the SEC, as applicable.  Actual results, events and performance may differ materially.  Readers are cautioned not to rely on the forward-looking statements, which speak only as of the date hereof.  The Company undertakes no obligation to update the forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

###

IPG Confidential-Not for public release